UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 1, 2016

Citigroup Commercial Mortgage Trust 2016-C1
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001673255)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key number: 0001558761)

Starwood Mortgage Funding V LLC
(Central Index Key number: Not Applicable)

FCRE REL, LLC
(Central Index Key number: 0001636352)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-04	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code  (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 1, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $638,574,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Cantor Fitzgerald & Co. (“CF&Co.”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, together with Citigroup and CF&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 17, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and CF&Co. are acting as co-lead managers, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated May 12, 2016, and by the Prospectus, dated May 17, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $117,136,044, were sold to Citigroup, CF&Co., Drexel Hamilton and Wells Fargo Securities, LLC (collectively with Citigroup, CF&Co. and Drexel Hamilton, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 17, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-C1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 130 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2016 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, and (iv) FCRE REL, LLC (“FCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2016 (the “FCRE Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage

Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, and the SMF V Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and FCRE. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as OZRE Leased Fee Portfolio (the “OZRE Leased Fee Portfolio Mortgage Loan”) is part of a loan combination (the “OZRE Leased Fee Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, an “OZRE Leased Fee Portfolio Pari Passu Companion Loan” and, collectively, the “OZRE Leased Fee Portfolio Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the OZRE Leased Fee Portfolio Mortgage Loan Combination, (i) the OZRE Leased Fee Portfolio Pari Passu Companion Loans evidenced by the non-controlling promissory notes A-1, A-4 and A-5 are part of the mortgage pool backing the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “CFCRE 2016-C4 Certificates”), and (ii) the OZRE Leased Fee Portfolio Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016 (the “CFCRE 2016-C4 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CFCRE 2016-C4 Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “CFCRE 2016-C4 Special Servicer”), U.S. Bank National Association, as trustee (in such capacity, the “CFCRE 2016-C4 Trustee”), certificate administrator and paying agent, U.S. Bank National Association, as custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. The CFCRE 2016-C4 Master Servicer and the CFCRE 2016-C4 Special Servicer are responsible for servicing the OZRE Leased Fee Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the CFCRE 2016-C4 Trustee is the mortgagee of record with respect to the OZRE Leased Fee Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the OZRE Leased Fee Portfolio Companion Loans are generally governed by a co-lender agreement dated as of May 18, 2016 (the “OZRE Leased Fee Portfolio Co-Lender Agreement”), among the holders of the promissory notes evidencing the OZRE Leased Fee Portfolio Mortgage Loan Combination. The CFCRE 2016-C4 PSA and the OZRE Leased Fee Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.4, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Hyatt Regency Huntington Beach Resort & Spa (the “Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan”) is part of a loan combination (the “Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and five pari passu companion loans (each, a “Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loan” and, collectively, the “Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Hyatt Regency Huntington Beach Resort & Spa Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of April 27, 2016 (the “Hyatt Regency

Huntington Beach Resort & Spa Co-Lender Agreement”) and an amended and restated co-lender agreement dated as of May 10, 2016 (the “Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement”), each among the holders of the promissory notes evidencing the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination. The Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement and the Amended and Restated Hyatt Regency Huntington Beach Resort & Spa Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as One Harbor Point Square (the “One Harbor Point Square Mortgage Loan”) is part of a loan combination (the “One Harbor Point Square Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “One Harbor Point Square Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The One Harbor Point Square Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the One Harbor Point Square Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the One Harbor Point Square Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the One Harbor Point Square Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of April 11, 2016 (the “One Harbor Point Square Co-Lender Agreement”), among the holders of the promissory notes evidencing the One Harbor Point Square Mortgage Loan Combination. The One Harbor Point Square Co-Lender Agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Marriott Savannah Riverfront (the “Marriott Savannah Riverfront Mortgage Loan”) is part of a loan combination (the “Marriott Savannah Riverfront Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, a “Marriott Savannah Riverfront Pari Passu Companion Loan” and, collectively, the “Marriott Savannah Riverfront Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Marriott Savannah Riverfront Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Marriott Savannah Riverfront Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Marriott Savannah Riverfront Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Marriott Savannah Riverfront Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of May 1, 2016 (the “Marriott Savannah Riverfront Co-Lender Agreement”), among the holders of the promissory notes evidencing the Marriott Savannah Riverfront Mortgage Loan Combination. The Marriott Savannah Riverfront Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Madbury Commons (the “Madbury Commons Mortgage Loan”) is part of a loan combination (the “Madbury Commons Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Madbury Commons Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Madbury Commons Mortgage Loan Combination, (i) the Madbury Commons Pari Passu Companion Loan, which is evidenced by the controlling promissory note A-1, is part of the mortgage pool backing the CFCRE 2016-C4 Certificates, and (ii) the Madbury Commons Mortgage Loan Combination is being serviced pursuant to the CFCRE 2016-C4 PSA. The CFCRE 2016-C4 Master Servicer and the CFCRE 2016-C4 Special Servicer are responsible for servicing the Madbury Commons Mortgage Loan and administering the related mortgaged property, and the CFCRE 2016-C4 Trustee is the mortgagee of record with respect to the Madbury Commons Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Madbury Commons Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 18, 2016 (the “Madbury Commons Co-Lender Agreement”), among the holders of the promissory notes evidencing the Madbury Commons Mortgage Loan Combination. The Madbury Commons Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 247 Bedford Avenue (the “247 Bedford Avenue Mortgage Loan”) is part of a loan combination (the “247 Bedford Avenue Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “247 Bedford Avenue Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The 247 Bedford Avenue Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the 247 Bedford Avenue Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the 247 Bedford Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the 247 Bedford Avenue Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of May 1, 2016 (the “247 Bedford Avenue Co-Lender Agreement”), among the holders of the promissory notes evidencing the 247 Bedford Avenue Mortgage Loan Combination. The 247 Bedford Avenue Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Park Place (the “Park Place Mortgage Loan”) is part of a loan combination (the “Park Place Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, a “Park Place Pari Passu Companion Loan” and, collectively, the “Park Place Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Park Place Mortgage Loan Combination, (i) the Park Place Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-GC36 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “CGCMT 2016-GC36 Certificates”), and (ii) the Park Place Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016 (the “CGCMT 2016-GC36 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer (the “CGCMT 2016-GC36 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “CGCMT 2016-GC36 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “CGCMT 2016-GC36 Trustee”). The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the Park Place Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the Park Place Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Park Place Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Park Place Co-Lender Agreement”), a resizing amendment to co-lender agreement dated as of March 31, 2016 (the “Park Place Resizing Amendment”),

and a second resizing amendment to co-lender agreement dated as of May 1, 2016 (the “Second Park Place Resizing Amendment”), each among the holders of the promissory notes evidencing the Park Place Mortgage Loan Combination. The CGCMT 2016-GC36 PSA, the Park Place Co-Lender Agreement, the Park Place Resizing Amendment and the Second Park Place Resizing Amendment are attached hereto as Exhibits 4.3, 4.11, 4.12 and 4.13, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Embassy Suites Lake Buena Vista (the “Embassy Suites Lake Buena Vista Mortgage Loan”) is part of a loan combination (the “Embassy Suites Lake Buena Vista Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Embassy Suites Lake Buena Vista Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Embassy Suites Lake Buena Vista Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Embassy Suites Lake Buena Vista Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Embassy Suites Lake Buena Vista Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Embassy Suites Lake Buena Vista Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of April 26, 2016 (the “Embassy Suites Lake Buena Vista Co-Lender Agreement”), among the holders of the promissory notes evidencing the Embassy Suites Lake Buena Vista Mortgage Loan Combination. The Embassy Suites Lake Buena Vista Co-Lender Agreement is attached hereto as Exhibit 4.14.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, CCRE, SMF V and FCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,671,318, were approximately $793,598,869. Of the expenses paid by the Depositor, approximately $418,582 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,152,736 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will also act as primary servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2016, and as to which an executed version is attached hereto as Exhibit 10.5, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated May 17, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 1	Underwriting Agreement, dated as of May 17, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator and payment agent, U.S. Bank National Association, as custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee
Exhibit 4.4	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 Holder, relating to the OZRE Leased Fee Portfolio Mortgage Loan Combination
Exhibit 4.5	Co-Lender Agreement, dated as of April 27, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination
Exhibit 4.6	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as Note A-1-1 Holder, Note A-1-2 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination

Exhibit 4.7	Co-Lender Agreement, dated as of April 11, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder, relating to the One Harbor Point Square Mortgage Loan Combination
Exhibit 4.8	Co-Lender Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 Holder, Citigroup Global Markets Realty Corp., as Note A-2-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Note A-4 Holder, relating to the Marriott Savannah Riverfront Mortgage Loan Combination
Exhibit 4.9	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, relating to the Madbury Commons Mortgage Loan Combination
Exhibit 4.10	Co-Lender Agreement, dated as of May 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 247 Bedford Avenue Mortgage Loan Combination
Exhibit 4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination
Exhibit 4.12	Resizing Amendment, dated as of March 31, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder and the Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Park Place Mortgage Loan Combination
Exhibit 4.13	Second Resizing Amendment, dated as of May 1, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder, the Note A-2-1 Holder and the Note A-2-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder for purposes of Sections 1 and 2 of the Second Resizing Amendment, relating to the Park Place Mortgage Loan Combination
Exhibit 4.14	Co-Lender Agreement, dated as of April 26, 2016, by and between Starwood Mortgage Funding VI LLC, as Initial Note A-1 Holder, and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder, relating to the Embassy Suites Lake Buena Vista Mortgage Loan Combination
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016 (included as part of Exhibit 5)

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Starwood Mortgage Funding V LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding V LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.5	Primary Servicing Agreement, dated as of May 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 17, 2016, which such certification is dated May 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-C1 - Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of May 17, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator and payment agent, U.S. Bank National Association, as custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee	(E)

4.4	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 Holder, relating to the OZRE Leased Fee Portfolio Mortgage Loan Combination	(E)
4.5	Co-Lender Agreement, dated as of April 27, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination	(E)
4.6	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as Note A-1-1 Holder, Note A-1-2 Holder, Note A-2 Holder and Note A-3 Holder, and UBS Real Estate Securities Inc., as Note A-4 Holder and Note A-5 Holder, relating to the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan Combination	(E)
4.7	Co-Lender Agreement, dated as of April 11, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder, relating to the One Harbor Point Square Mortgage Loan Combination	(E)
4.8	Co-Lender Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1-2 Holder, Citigroup Global Markets Realty Corp., as Note A-2-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Note A-4 Holder, relating to the Marriott Savannah Riverfront Mortgage Loan Combination	(E)

4.9	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, relating to the Madbury Commons Mortgage Loan Combination	(E)
4.10	Co-Lender Agreement, dated as of May 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 247 Bedford Avenue Mortgage Loan Combination	(E)
4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination	(E)
4.12	Resizing Amendment, dated as of March 31, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder and the Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder for purposes of Sections 1 and 2 of the Resizing Amendment, relating to the Park Place Mortgage Loan Combination	(E)
4.13	Second Resizing Amendment, dated as of May 1, 2016, between KeyBank National Association, in its capacity as the CGCMT 2016-GC36 Master Servicer, on behalf of the Note A-1 Holder, the Note A-2-1 Holder and the Note A-2-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder for purposes of Sections 1 and 2 of the Second Resizing Amendment, relating to the Park Place Mortgage Loan Combination	(E)
4.14	Co-Lender Agreement, dated as of April 26, 2016, by and between Starwood Mortgage Funding VI LLC, as Initial Note A-1 Holder, and Starwood Mortgage Funding V LLC, as Initial Note A-2 Holder, relating to the Embassy Suites Lake Buena Vista Mortgage Loan Combination	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016 (included as part of Exhibit 5)	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Starwood Mortgage Funding V LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding V LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.5	Primary Servicing Agreement, dated as of May 1, 2016, by and between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 1, 2016 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 17, 2016, which such certification is dated May 17, 2016	(E)